BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Government Money Market V.I. Fund

(the “Fund”)

     Supplement dated February 23, 2016
to the Statement of Additional Information of the Fund,
dated September 1, 2015

The Fund’s Statement of Additional Information is amended as follows:

The first paragraph under the section entitled “IV. Management and Advisory Arrangements — All Funds (except BlackRock Managed Volatility V.I. Fund, BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund)” is hereby deleted in its entirety and replaced with the following:

With respect to Class I shares of the Funds, other than the Government Money Market V.I. Fund, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets. With respect to Class I shares of the Government Money Market V.I. Fund, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.30% of average daily net assets.

Shareholders should retain this Supplement for future reference.

SAI-VARGMVI-0216SUP